POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of ING USA Annuity and Life Insurance Company ("ING USA"), constitute and appoint, Linda E. Senker or James A. Shuchart, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all capacities, to sign the following ING USA registration statements, and current amendments to registration statements, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:

o ING USA Annuity and Life Insurance Company Separate Account B Initial Registration Statement on Form N-4 (File No. 333-_______; 811-5626) for registration of Contracts offered through Separate Account B.

SIGNATURE                       TITLE                              DATE
---------                       -----                              ----
/s/HARRY N. STOUT               PRESIDENT                          MAY 13, 2005
-----------------
HARRY N. STOUT                  (PRINCIPAL EXECUTIVE OFFICER)

/s/ROGER W. FISHER              CHIEF ACCOUNTING OFFICER           MAY 9, 2005
------------------
ROGER W. FISHER

/s/DAVID A. WHEAT               DIRECTOR                           MAY 9, 2005
-----------------               CHIEF FINANCIAL OFFICER
DAVID A. WHEAT

/s/THOMAS J. MCINERNEY          DIRECTOR AND CHAIRMAN              MAY 9, 2005
----------------------
THOMAS J. MCINERNEY

/s/KATHLEEN A. MURPHY           DIRECTOR                           MAY 5, 2005
----------------------
KATHLEEN A. MURPHY

/s/CATHERINE H. SMITH           DIRECTOR                           MAY 9, 2005
---------------------
CATHERINE H. SMITH

/s/JACQUES DE VAUCLEROY         DIRECTOR                           MAY 6, 2005
-----------------------
JACQUES DE VAUCLEROY